                                                                  EXHIBIT 10.27



                  COLLABORATIVE RESEARCH AND LICENSE AGREEMENT



                                    BETWEEN


                             WARNER-LAMBERT COMPANY


                                      AND


                         AURORA BIOSCIENCES CORPORATION


Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act.

                                TABLE OF CONTENTS

1. DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
2. SYSTEM DEVELOPMENT AND DELIVERY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
  2.1. System Development.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
3. COLLABORATIVE SCREEN PROGRAM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
  3.1. Collaborative Screen Program.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
  3.2. Access to the Aurora Reporter System Technology and Aurora Reporter System Patent Rights.  . . . . .  16
  3.3. Supply of Reporters.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
  3.4. Ownership of Data.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
  3.5. Development of Products.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
  3.6. Laboratory Facilities and Personnel.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
4. SERVICE AND SUPPORT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
  4.1. Service and Support.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
5. INTELLECTUAL PROPERTY RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
  5.1. Grant of Rights from Aurora to PD.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
  5.2. Grant of Rights from PD to Aurora.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
  5.3. Ownership of  Intellectual Property and Property   . . . . . . . . . . . . . . . . . . . . . . . . .  19
6. PAYMENTS OF ROYALTIES, ACCOUNTING FOR ROYALTIES AND RECORDS. . . . . . . . . . . . . . . . . . . . . . .  20
  6.1. Payment and Reporting.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
  6.2. Currency of Payment.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
  6.3. Taxes Withheld.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
  6.4. Records.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
  6.5. Trade Secret Royalty.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
7. INTELLECTUAL PROPERTY ENFORCEMENT AND DEFENSE OF INFRINGEMENT CLAIMS . . . . . . . . . . . . . . . . . .  23
  7.1. Intellectual Property Enforcement.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
  7.2. Defense of Infringement Claims Pertaining to PD Hits, Development Compounds and Products.  . . . . .  23
  7.3. Defense of Infringement Claims Pertaining to Aurora Technology and  Aurora Patent Rights.  . . . . .  23
8. TREATMENT OF CONFIDENTIAL INFORMATION; PUBLICITY . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
  8.1. Confidentiality.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
  8.2. Publication of Results.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
  8.3. Publicity.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
9. PATENT PROSECUTION AND COPYRIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
  9.1. Patents.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
  9.2. Copyrights.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
10. WARRANTIES AND INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
  10.1. Mutual Representations and Warranties.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
  10.2. Warranties and Aurora Technology.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
  10.3. Aurora Indemnification.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28





PD.AURORA COLLABORATION AGREEMENT      I

  10.4. Warranties and PD Technology.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
  10.5. PD Indemnification.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
11. TERM, PARTIAL PERFORMANCE AND TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
  11.1. Term.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
  11.2. Termination By Mutual Agreement.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
  11.3. Termination Without Cause by PD.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
  11.4. Partial Performance.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
  11.5. Termination for Cause.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
  11.6. Effect of Bankruptcy.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
  11.7. Effect of Expiration or Termination.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
12. MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
  12.1. Assignment.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
  12.2. Binding Effect.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
  12.3. Force Majeure.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
  12.4. Notices.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
  12.5. Governing Law and Jurisdiction.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
  12.6. Waiver.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
  12.7. Severability.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
  12.8. Independent Contractors.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
  12.9. Counterparts.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
  12.10. Entire Agreement.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
  12.11. No Third Party Beneficiaries.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
  12.12. Construction.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
  12.13. Dispute Resolution.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36























PD.AURORA COLLABORATION AGREEMENT      II

                  COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

THIS AGREEMENT is entered into as of the Effective Date (as defined below) by and between WARNER-LAMBERT COMPANY, a Delaware corporation, having offices at 2800 Plymouth Road Ann Arbor, Michigan, 48105 ("PD"), and AURORA BIOSCIENCES CORPORATION, a Delaware corporation having offices at 11149 North Torrey Pines Road, La Jolla, California 92037 ("Aurora").

                                    RECITALS

WHEREAS, Aurora has expertise in the development of automated ultra-high throughput screening systems and screening biologies/chemistries used therein; and

WHEREAS, Aurora has the scientific expertise and capacity to undertake the alliance activities described below; and

WHEREAS, PD has the capability to undertake screening and development of drug products for the prevention, and treatment of human diseases and disorders.

NOW, THEREFORE, in consideration of the foregoing premises and of the covenants, representations and agreements set forth below, the parties agree as follows:

1.       DEFINITIONS

As used herein, the following terms shall have the following meanings:

"Affiliate" means any corporation, association or other entity which directly or indirectly controls, is controlled by or is under common control with the party in question. As used herein, the term control shall mean direct or indirect beneficial ownership of more than *** of the voting or income interest in such corporation or other business entity.

"Agreement" means this agreement, together with all appendices, exhibits and schedules hereto, and as the same may be amended or supplemented from time to time hereafter by a written agreement duly executed by authorized representatives of each party hereto.

"Aurora Copyrights" means all copyrights throughout the world owned or Controlled by Aurora that permit the operation of the System in accordance with this Agreement.

"Aurora Patent Rights" means the Aurora Reporter System Patent Rights and the Aurora System Patent Rights.

"Aurora Reporter" means any of the following: ***

"Aurora Reporter System" means the ***





PD.AURORA COLLABORATION AGREEMENT      1


*** CONFIDENTIAL TREATMENT REQUESTED

"Aurora Reporter System Technology" means ***

"Aurora Reporter System Patent Rights" means ***

"Aurora Screening Program" shall have the meaning ***

"Aurora Technology" means ***

"Aurora System Patent Rights" means ***

"Aurora System Technology" means ***

"Collaborative Screen" means ***

"Collaborative Screen Program" shall have the meanings ***

"Compound" means ***

"Compound Supply" has the meaning ***

"Confidential Information" means ***

"Control" or "Controlled" means ***

"CPI" shall have the meaning ***

"CSP Steering Committee" shall have the meaning ***

"CSP Work Plan" shall have the meaning ***

"Deliverables" has the meaning ***

"Derivative" means ***





PD.AURORA COLLABORATION AGREEMENT      2


*** CONFIDENTIAL TREATMENT REQUESTED

***

"Development Compound" means ***

"Effective Date" means the date that this Agreement is executed by the last party to so execute.

"FDA" shall mean the United States Food and Drug Administration, or any successor agency having regulatory jurisdiction over the manufacture, distribution and sale of drugs in the United States or equivalent in any other jurisdiction.

"FTE" shall have the meaning ***

"Hit" means ***

"IND" means ***

"Internal Research" means ***

"Invention" means ***

"Know-How" means ***

"Licensee" means ***

"Licensor" means ***

"Manufacturing Cost" means ***








PD.AURORA COLLABORATION AGREEMENT      3


*** CONFIDENTIAL TREATMENT REQUESTED

***

"Materials" means ***

"Module One" has the meaning ***

"Module Two" has the meaning ***

"Module Three" has the meaning ***

"NDA" means ***

"Net Sales" shall mean ***:

"Patent Rights" means ***




















PD.AURORA COLLABORATION AGREEMENT      4


*** CONFIDENTIAL TREATMENT REQUESTED

"PD Copyrights" means ***

"PD Patent Rights" means ***

"PD Technology" means ***

"Person" shall mean ***

"Phase III Clinical Trial" means ***

"Product" means ***

"Royalty Term" means ***

"Selection Procedure" ***

"Specifications" ***

"System" means ***

"System Steering Committee" shall have the meaning ***

"System Target Delivery Date" has the meaning ***

"Technology" ***




















PD.AURORA COLLABORATION AGREEMENT      5


*** CONFIDENTIAL TREATMENT REQUESTED

"Term" means ***

"Territory" means ***

"Third Party" means ***

"Tracking Record" shall have the meaning ***

"Valid Claim" means:  ***

"Validation" has the meaning ***

2.       SYSTEM DEVELOPMENT AND DELIVERY

         2.1.    System Development.

         ***

                 2.1.1.   Project Management.

                 The parties shall establish a committee to coordinate the development *** The System Steering Committee will meet at least three times per year at mutually agreed upon times and locations using mutually agreed upon meeting formats, including tele- and video-conferencing. On an alternating basis, one party shall promptly prepare and deliver to the members of the System Steering Committee minutes in respect thereof, for review and approval by both parties. ***





















PD.AURORA COLLABORATION AGREEMENT      6


*** CONFIDENTIAL TREATMENT REQUESTED

                 ***

                 Aurora will also submit progress reports to the System Steering Committee at such time(s) as the System Steering Committee may reasonably request and no less than twice per year.

                 2.1.2.   Development; Delivery.

                 From time to time during the term of this Agreement, PD representatives shall have the right, upon reasonable advance written notice to Aurora, to visit the facilities where the System is being developed to verify the information in the progress reports submitted to the System Steering Committee and to confirm Aurora's compliance with the terms hereof.

                          2.1.2.1.         Development.  ***

                          i)      Module One - ***

                          ii)     Module Two - ***

                          iii)    Module Three - ***
                          2.1.2.2.         Shipment, and Installation.  Aurora
                                  will be responsible for the appropriate
                                  packaging of all Deliverables to be delivered to PD and instructions for special handling thereof. PD will be responsible ***















PD.AURORA COLLABORATION AGREEMENT      7


*** CONFIDENTIAL TREATMENT REQUESTED

                 ***

                 2.1.3.   Validation Testing.

                 All Deliverables shall be subject to testing by or for Aurora.
                 ***

                 2.1.4.   Payments Relating to Development of the System.

                 PD will make the following payments to Aurora in consideration of the *** System and its modules:

                          2.1.4.1.         A payment of ***

                          2.1.4.2.         Module One:  A payment of ***

                          2.1.4.3.         Module Two:  A payment of ***

                          2.1.4.4.         Module Three: A payment of ***

























PD.AURORA COLLABORATION AGREEMENT      8


*** CONFIDENTIAL TREATMENT REQUESTED

                                  ***

                                  In the event that the PD facility necessary for the installation of the Deliverables required by Sections 2.1.2.1 (i), 2.1.2.1
                                  (ii), or 2.1.2.1 (iii), is unavailable after thirty (30) days of the receipt by PD of any such Deliverables, PD will make any remaining payment regarding such Deliverables under Sections 2.1.4.2, 2.1.4.3, or 2.1.4.4 to Aurora.

                          2.1.4.5.         ***

                 2.1.5.   After Payment of all Deliverables for the System.

                 ***

                 2.1.6.   Syndicate Formation and Limitations.

                 It is understood that Aurora is seeking to collaborate with, and grant certain license rights to, Third Parties with respect to the use and installation of a system similar to the System. ***





















PD.AURORA COLLABORATION AGREEMENT      9


*** CONFIDENTIAL TREATMENT REQUESTED

         ***

         ***
3.       COLLABORATIVE SCREEN PROGRAM
         3.1.    Collaborative Screen Program.

         For a period of *** years following the Effective Date, the parties will collaborate in developing and validating Collaborative Screens as part of a development program (a "Collaborative Screen Program" or a "CSP"), as follows:

                 3.1.1.   Screen Development Program.

                          PD and Aurora will collaborate to develop no less than *** high throughput and/or ultra high throughput screens per each consecutive twelve (12) month period beginning on the Effective Date in accordance with this Agreement.

                          3.1.1.1.         Screen Selection.  Within *** of the
                                  Effective Date PD will begin to propose in writing to Aurora molecular targets. For each proposed molecular target, PD shall provide Aurora with a written proposal describing such target. Within thirty (30) days of receiving such information, and further information as Aurora may

























PD.AURORA COLLABORATION AGREEMENT      10


*** CONFIDENTIAL TREATMENT REQUESTED
                                  reasonably request regarding a proposed
                                  molecular target, Aurora shall notify PD in writing whether Aurora reasonably believes that the development of a Collaborative Screen based on the proposed molecular target is reasonably feasible and if it is consistent with Aurora's Third Party obligations (the "Selection Procedure").
                                  Each year, for the period *** following the Effective Date, PD and Aurora will repeat the Selection Procedure until Aurora, using reasonable efforts, has selected *** for such year, for which screen development shall be initiated.

                                  The molecular targets proposed by PD shall be targets that PD reasonably believes to be amenable for the development of a high throughput screen using Aurora Technology.

                          3.1.1.2.         CSP Steering Committee.  No later
                                  that *** after the Effective Date, the
                                  parties shall establish a CSP Steering
                                  Committee (the "CSP Steering Committee").
                                  The CSP Steering Committee shall consist of
                                  *** representatives designated by PD and *** representatives designated by Aurora. Each representative will have one vote resulting in each party having exactly ***. Decisions by the CSP Steering Committee will be made by unanimous vote, at a meeting where a quorum of *** are present. The CSP Steering Committee will meet at least three times per year at mutually agreed upon times and locations using mutually agreed upon meeting formats, including tele- and video-conferencing.

                                  On an alternating basis, one party shall promptly prepare and deliver to the members of the CSP Steering Committee minutes in respect thereof, for review and approval by both parties. ***

                                  The CSP Steering Committee will ***

                                  Promptly following mutual agreement on the selection of each target, the CSP Steering Committee will coordinate the preparation of a work plan (a "CSP Work Plan"), which





PD.AURORA COLLABORATION AGREEMENT      11


*** CONFIDENTIAL TREATMENT REQUESTED
                                  shall set forth the respective
                                  responsibilities of the parties in the
                                  development of each Collaborative Screen, and which must be *** Each such CSP Work Plan will also contain a description of the specific deliverables and documentation to be produced, the dates by which such activities shall be accomplished by the parties, and validation criteria for each Collaborative Screen.

                                  Promptly following the approval of each CSP
                                  Work Plan, the parties will commence their respective duties under the CSP Work Plan for the development of the applicable Collaborative Screen. All work under a CSP Work Plan shall be performed in accordance with the provisions of this Agreement, and each party will use its reasonable efforts to complete its obligations under the CSP Work Plan as expeditiously as practicable.

                          3.1.1.3.         Payments for Screen Development.  As
                                  partial consideration for Collaborative
                                  Screens to be developed, the development of Aurora Reporter System Technology, and Aurora Screening Programs to be performed under
                                  Section 3.1.1.5 by Aurora, PD shall commit to fund *** Such funding shall be payable in quarterly payments beginning with a first payment *** Such payments shall be non-refundable and non-creditable.

                                  ***





PD.AURORA COLLABORATION AGREEMENT      12


*** CONFIDENTIAL TREATMENT REQUESTED

                                  ***

                                  If Aurora determines that the expenses that would be incurred by Aurora with respect to the development of Collaborative Screens during any year of such *** would exceed such funding, Aurora shall notify PD, and in such event the CSP Steering Committee shall in good faith determine the amount of additional funding to be provided to Aurora by PD for the applicable Collaborative Screen Programs. Such additional funding shall be calculated based ***

                          3.1.1.4.         Screen Validation. When Aurora
                                  completes the development of a Collaborative
                                  Screen, ***

















PD.AURORA COLLABORATION AGREEMENT      13


*** CONFIDENTIAL TREATMENT REQUESTED

                                  *** Upon approval of the report for the first Collaborative Screen to be developed by Aurora, Aurora will submit to PD an invoice for *** Upon the approval of the report for the second Collaborative Screen to be developed by Aurora, Aurora will submit an invoice for *** Upon the approval of *** to be developed by Aurora, Aurora will submit to PD an invoice for *** All such invoices in this Section 3.1.1.4 are to be paid to Aurora within thirty days of the date of such invoice.

                          3.1.1.5.         Screening by Aurora.  For the first
                                  *** Collaborative Screens validated, pursuant to Section 3.1.1.4, and thereafter up to *** collaborative screens per calendar year, Aurora will testthe activity of at least *** provided by PD or chemicals agreed to by the parties pursuant to Section 3.1.1.6. Aurora shall with regard to each such Collaborative Screen, screen Compounds in a manner determined by the CSP Steering Committee and provide retests of Compounds for putative Hits, and determination of crude IC50's as determined by the CSP Steering Committee (such screening by Aurora in each Collaborative Screen is referred to as an "Aurora Screening Program").

                          3.1.1.6.         Compound Supply.  PD shall ***
                                  supply Aurora Compounds selected by PD for an Aurora Screening Program. In the event that PD desires to have Aurora test in an Aurora Screening Program a chemical (including a library of compounds) owned, accessed or Controlled by Aurora, the parties agree to negotiate in good faith the terms and conditions under which such compound may be screened. Any chemical supplied by PD for use in an Aurora Screening Program will be provided in 96-well microtiter plates, in quantities, form and format as agreed by the CSP Steering Committee ("Compound Supply"). Aurora agrees not to transfer the Compound Supply to any Third Party, attempt to analyze the Compound Supply for purposes of determining structure, or to use the Compound Supply for purposes not contemplated herein without PD's written consent. Aurora will return or destroy such Compound Supply upon written notice by PD.

                          3.1.1.7.         Screening Payments. The CSP Steering
                                  Committee will *** Aurora Screening Program in accordance with Sections





PD.AURORA COLLABORATION AGREEMENT      14


*** CONFIDENTIAL TREATMENT REQUESTED

                                  3.1.1.5 and 3.1.2. Such allocation shall be inclusive of all cost incurred by Aurora relating to labor, screening equipment, and supplies (other than compounds or reagents unique to a Collaborative Screen). If Aurora determines that the expenses which would be incurred by Aurora with respect to any *** Aurora shall notify the CSP Steering Committee, and the CSP Steering Committee shall in good faith determine the amount of any additional funding to be allocated to Aurora by PD for the applicable Aurora Screening Program.



                 3.1.2.   Deployment of Collaborative Screen by PD.



                 For each Collaborative Screen not subject to an Aurora Screening Program at Aurora, upon receipt of the payment made by PD to Aurora pursuant to Section 3.1.1.4, Aurora will ship the Collaborative Screen to PD. For each such transferred Collaborative Screen, PD will use reasonable efforts for *** to employ such Collaborative Screen to screen Compounds, using PD's then current screening practices. If after ***, PD is unable to successfully employ such Collaborative Screen ***

                 3.1.3.   Additional Screens.



                 Subject to the *** and Aurora's approval, such approval shall not be unreasonably withheld, PD may elect to increase the number of Collaborative Screens to *** following the Effective Date.

                 3.1.4.   Payments to Aurora.



                 In addition to such payments as are made by PD to Aurora pursuant to Section 3.1.1 and Section 3.1.2 hereof, the following payments shall be made to Aurora:

                          3.1.4.1.         Milestones. PD will pay to Aurora:

                                  3.1.4.1.1.       ***





PD.AURORA COLLABORATION AGREEMENT      15


*** CONFIDENTIAL TREATMENT REQUESTED

                                  3.1.4.1.2.       ***, that reaches the
                                             following milestones, PD will
                                             promptly notify Aurora of same and
                                             will pay the following amounts, to
                                             a bank account specified by
                                             Aurora, within thirty (30) days
                                             following such notification from
                                             PD.



                          Milestone
                           Event                      Payment    (US$)



                          i) ***                           ***



                          ii) ***                          ***



                          iii) ***                         ***



                                       ***

                          3.1.4.2.         Royalties.  With respect to *** a
                                  Collaborative Screen PD shall pay a royalty on *** as follows, the sum of the ***

3.2. Access to the Aurora Reporter System Technology and Aurora Reporter System Patent Rights.



       PD's right to use ***, as set forth in the license in Section 5.1.3, requires that PD pay to Aurora an ***


       ***



















PD.AURORA COLLABORATION AGREEMENT      16


*** CONFIDENTIAL TREATMENT REQUESTED

                 ***

         3.3.    Supply of Reporters.


         So long as PD has made payments in accordance with Section 3.2 hereof, then, at PD's written request, *** Materials pertaining to *** PD will be charged for all supplies *** PD will pay for all Materials so ordered within thirty (30) days after delivery to PD.

         3.4.    Ownership of Data.


         All results and data concerning any Hits or Development Compounds generated by or for PD, or its Affiliates arising out of the use of the System, any Collaborative Screen, the use of any of the rights licensed under Section 5 hereof, or otherwise arising out of this Agreement shall be ***

         3.5.    Development of Products.


         PD will in its sole discretion determine which, if any, such Hit(s), or Derivative(s), will be approved as a Development Compound. PD will be responsible for all pre-clinical and clinical development, including all regulatory filings, of Hits and Development Compounds arising out of this Agreement at no expense to Aurora. PD shall have discretion and control over the conduct of all activities associated with the development or abandonment of any Development Compound, all regulatory activities relating to the manufacture, use or sale of any Development Compound or Product, and the commercialization and marketing of any Product in any country and *** All regulatory filings made or filed by PD for any Development Compound or Product shall be owned solely by PD. At PD's expense, Aurora shall cooperate to the extent reasonably necessary to permit PD to perform the foregoing activities.

         3.6.    Laboratory Facilities and Personnel.


         Aurora and PD shall each, at their respective cost and expense, provide suitable and sufficient laboratory facilities and equipment, and will devote sufficient, experienced personnel, as is needed to carry out their respective obligations under this Agreement.















PD.AURORA COLLABORATION AGREEMENT      17


*** CONFIDENTIAL TREATMENT REQUESTED

4.       SERVICE AND SUPPORT

         4.1.    Service and Support.



         For a period of *** Aurora will provide service and support for the System and all system components, *** Service and support is more fully described on Exhibit 4.1 attached hereto ("Service and Support"). Aurora will be responsible for *** Aurora will designate an appropriate Aurora employee to coordinate such Service and Support.



         Following ***, PD may elect to purchase Service and Support *** This purchased annual Service and Support will be available to PD *** PD and Aurora will negotiate in good faith for further Service and Support.

5.       INTELLECTUAL PROPERTY RIGHTS

         5.1.    Grant of Rights from Aurora to PD.

                 5.1.1.   Intellectual Property Rights Related to the System.

                          Aurora grants to PD a *** The grant of rights from Aurora to PD does not include the right to sublicense or the right to provide screening services *** The rights granted hereunder shall be subject to any and all payments required under Article 2 hereof, and shall continue until terminated in accordance with this Agreement. The rights granted hereunder in
                          Section 5.1.1 shall be subject to any Third Party obligations of Aurora, provided however, that (i) PD is not obligated to pay further payments for Third Party Patent Rights, copyrights and Technology coming under the Control of Aurora after the Effective Date from Third Parties unless PD desires to obtain rights to such Patent Rights, Copyrights and Technology of Third Parties ***

                 5.1.2. Intellectual Property Rights Related to Collaborative Screens.

                          Aurora, upon payment under Section 3.1.1.4, *** Collaborative Screen, ***







PD.AURORA COLLABORATION AGREEMENT      18


*** CONFIDENTIAL TREATMENT REQUESTED

                          *** The grant of rights from Aurora to PD does not include the right to sublicense or the right to provide screening services to *** The rights granted hereunder shall be subject to any and all payments and royalties required under Article 3 hereof, and shall continue until terminated in accordance with this Agreement. The rights granted hereunder in
                          Section 5.1.2 shall be subject to any Third Party obligations of Aurora, provided however, that (i) PD is not obligated to pay further payments for Patent Rights, Copyrights and Technology coming under the Control of Aurora after the Effective Date from Third Parties unless PD desires to obtain rights to such Patent Rights, Copyrights and Technology of Third Parties ***

                 5.1.3.   Intellectual Property Rights Related to Aurora
                          Reporters.

                          Aurora grants to PD *** The grant of rights from Aurora to PD does not include the right to sublicense or to provide screening services *** The rights granted hereunder shall be subject to any and all payments required under Article 3 hereof, and shall continue until terminated in accordance with this Agreement. The rights granted hereunder in Section
                          5.1.3 shall be subject to any Third Party obligations of Aurora, provided however, that (i) PD is not obligated to pay further payments for Patent Rights, Copyrights and Technology coming under the Control of Aurora after the Effective Date from Third Parties unless PD desires to obtain rights to such Patent Rights, Copyrights and Technology of Third Parties
                          ***

         5.2.    Grant of Rights from PD to Aurora.

                 PD grants to Aurora a non-exclusive, world-wide license, without the right to sublicense, under PD Copyrights, PD Patent Rights and PD Technology to the extent necessary for Aurora to perform its obligations relating to a Collaborative Screen. The rights granted hereunder shall continue until the
                 ***

         5.3.    Ownership of  Intellectual Property and Property

                 5.3.1. Except as otherwise expressly provided in this Agreement, nothing in this Agreement is intended to convey or transfer ownership by one party to the other of any rights, title or interest in any Confidential Information, Technology, copyrights or Patent Rights owned or Controlled by a party. Except as expressly provided for







PD.AURORA COLLABORATION AGREEMENT      19


*** CONFIDENTIAL TREATMENT REQUESTED
                          in this Agreement, nothing in this Agreement shall be construed as a license or sublicense by one party to the other of any rights in any Technology, copyrights, or Patent Rights owned or Controlled by a party.

                 5.3.2. PD shall own all Inventions and other Technology made solely by its employees and agents, and all patent applications and patents claiming such Inventions and other Technology; provided, however, that if PD has a license for Aurora Reporter Systems pursuant to Sections 5.1.2 or 5.1.3, Aurora shall own such Inventions and other Technology that consists of improvements relating to an Aurora Reporter and PD will assign the same to Aurora. Aurora shall own such Inventions and other Technology made solely by its employees and agents, and all patent applications and patents claiming such Inventions and other Technology, provided, however, that PD will own all Inventions and other Technology relating to PD's Compounds and uses thereof conceived by Aurora in performance of this Agreement and Aurora will assign the same to PD. PD and Aurora agree to execute all documentation necessary to perfect such assignment.

                 5.3.3. During the period from the Effective Date to *** Inventions and other Technology conceived or made jointly by employees or agents of PD and employees or agents of Aurora shall be owned jointly by PD and Aurora, provided however: 1) PD will own all such Inventions and other Technology relating to PD's therapeutic compounds and uses thereof conceived by PD and Aurora in performance of this Agreement and Aurora will assign the same to PD; and 2) Aurora shall own such Inventions and other Technology relating to Aurora Reporter or the System and PD will assign the same to Aurora. PD and Aurora agree to execute all documentation necessary to perfect such assignment.

                 5.3.4. Inventorship of patentable Inventions shall be in accordance with U.S. patent law.

6.       PAYMENTS OF ROYALTIES, ACCOUNTING FOR ROYALTIES AND RECORDS.

         6.1.    Payment and Reporting.



         The royalties due under Article 3 and as follows in this Article 6, shall be paid within sixty (60) days after the end of each calendar quarter period in which such royalties are earned during the Royalty Term for each Product. With each such quarterly payment, PD shall furnish Aurora a royalty statement setting forth on a country-by-country basis the relevant sales information, including the total number of units of each such Product and other information employed to calculate Net Sales for such Product.













PD.AURORA COLLABORATION AGREEMENT      20


*** CONFIDENTIAL TREATMENT REQUESTED

         6.2.    Currency of Payment.

         All payments to be made under this Agreement, including the royalties payable to Aurora by PD, shall be paid in U.S. dollars by wire transfer or other mutually acceptable means to a bank account designated by the recipient. Royalties earned shall be determined from the Net Sales in the currency of the country in which they are earned and then converted into dollars at the prevailing commercial rate of exchange for purchasing dollars with such foreign currency as quoted by the eastern edition of the Wall Street Journal at the close of business on the last business day of the calendar quarter for which the relevant royalty payment was earned.

         6.3.    Taxes Withheld.



         Any income or other tax that PD or any of its Affiliates, Licensees or Licensors is required by a government agency to withhold and pay on behalf of Aurora with respect to the royalties payable under this Agreement shall be deducted from and offset against said royalties prior to remittance to the recipient; provided, however, that in regard to any tax so deducted, PD shall give or cause to be given to Aurora such assistance as may reasonably be necessary to enable Aurora to claim exemption therefrom or credit therefor, and in each case shall furnish the recipient proper evidence of the taxes paid on Aurora's behalf.

         6.4.    Records.

                 6.4.1.   Net Sales and Royalty Calculations.



                 During the Royalty Term and for two (2) years from the date of each payment of royalties, PD shall keep complete and accurate records of sales and all other information necessary to calculate Net Sales of each Product in sufficient detail to allow the accrued royalties to be determined accurately in accordance with GAAP. Aurora, with reasonable written notice to PD, shall have the right to cause Aurora's nationally recognized independent, certified public accountant to audit such records at the place or places of business where such records are customarily kept in order to verify the accuracy of the reports of Net Sales and royalty payments. Such accountant shall execute a confidentiality agreement prior to entering PD's premises, obligating such accountant to keep all information disclosed to it confidential and shall only be permitted to disclose to Aurora the extent of any discrepancy between royalty payments made by PD hereunder and the actual royalty required to be so paid. Aurora shall bear the full cost of such audit unless such audit discloses a variance of more than *** from the amount of the royalties due under this Agreement, in which event, PD shall bear the full cost of such audit. Aurora agrees not to disclose Confidential Information concerning royalty payments and reports, and all information learned in the course of any audit or inspection, except to the extent necessary for Aurora to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law.









PD.AURORA COLLABORATION AGREEMENT      21


*** CONFIDENTIAL TREATMENT REQUESTED

                 6.4.2.   Tracking Records for Collaborative Screens and the
                          System.

                          6.4.2.1.         The compounds, screens and targets
                                  tested using a Collaborative Screen or the fully integrated screening capabilities of the System will be recorded and stored by PD using its customary means and in a computer searchable database on a storage device. The information stored will include the target, screen type, the concentration, structure and activity of the compound tested, and date of testing. Records of any Hits or any compound subject to additional screening will be stored by PD in a separate computer searchable data base. Upon written request by Aurora, PD will create an annual written report of Hits or Derivatives subjected to additional screening, in vivo testing, computer modeling, medicinal chemistry or an Investigational New Drug application or foreign equivalent to date. All the records described in this Section 6.4.2.1 are collectively referred to as tracking records (the "Tracking Records"). PD will permit a Third Party appointed by Aurora and subject to a confidential relationship with PD, to inspect the Tracking Records once per year or upon reasonable request for the sole purpose of determining the attainment of a milestone or royalty under Article 2 or 3. The Tracking Records shall be securely retained for no less than *** from the last use of a Collaborative Screen or the System.

                          6.4.2.2.         Upon reasonable request by Aurora
                                  and at a minimum once per year, PD will
                                  provide Aurora with a summary of the status of Development Compounds and Products that may be used to calculate royalties or milestones.

         6.5.    Trade Secret Royalty.

                          *** PD agrees to pay those royalties and other amounts during the Royalty Term at the applicable rate specified under the Agreement, ***





PD.AURORA COLLABORATION AGREEMENT      22


*** CONFIDENTIAL TREATMENT REQUESTED

         ***

7.       INTELLECTUAL PROPERTY ENFORCEMENT AND DEFENSE OF INFRINGEMENT CLAIMS

         7.1.    Intellectual Property Enforcement.



                 PD and Aurora shall have the right, but not the obligation, to bring proceedings against any Third Party for the inappropriate use, including patent infringement, of Technology or Patent Rights solely owned or Controlled by it, and at its own risk and expense. Such party shall be entitled to retain any and all awards or damages obtained in any such proceeding. At the request and expense of either party, the other party shall give the requesting party all reasonable assistance required to file and conduct any such proceeding. For jointly owned Technology or Patent Rights, PD and Aurora shall use their best efforts to coordinate pursuing a commercially reasonable action to address inappropriate use, including patent infringement, by Third Parties of such Technology and Patent Rights and to determine how expenses and any recovery from such action shall be allocated between the parties.



                 PD will make reasonable efforts to provide Aurora with any information known to PD relating to the suspected or actual inappropriate use, including patent infringement, of Aurora Technology and Aurora Patent Rights.

         7.2. Defense of Infringement Claims Pertaining to PD Hits, Development Compounds and Products.



                 Aurora will cooperate with PD, at PD's expense, in the defense of any suit, action or proceeding against Aurora or PD and PD's Affiliates alleging the infringement of the intellectual property rights of a Third Party by reason of the manufacture, use or sale of a Product by PD. Each party shall give the other party prompt written notice of the commencement of any such suit, action, proceeding or claim of infringement. Aurora shall give to PD all authority, information and assistance necessary to defend or settle any such suit, action or proceeding; provided, however, that if Aurora should join in any such suit, action or proceeding pursuant to this Section
                 7.2 and at the request of PD, PD shall hold Aurora harmless from any and all costs and expenses of such litigation, including reasonable attorneys' fees, and Aurora shall execute all documents, provide pertinent records, and take all other actions, including requiring persons within its control to give testimony, which may be reasonably required in connection with the defense or settlement of such litigation.

         7.3. Defense of Infringement Claims Pertaining to Aurora Technology and Aurora Patent Rights.



                 PD will cooperate with Aurora, at Aurora's expense, in the defense of any suit, action or proceeding against Aurora alleging the infringement of the





PD.AURORA COLLABORATION AGREEMENT      23


*** CONFIDENTIAL TREATMENT REQUESTED
                 intellectual property rights of a Third Party by reason of Aurora's use of any Aurora Patent Rights and Aurora Technology licensed to PD under this Agreement. Aurora shall give PD prompt written notice of the commencement of any such suit, action, proceeding or claim of infringement. PD shall give to Aurora all authority, information and assistance necessary to defend or settle any such suit, action or proceeding; provided, however, that if PD should join in any such suit, action or proceeding pursuant to this Section 7.3 and at the request of Aurora, Aurora shall hold PD harmless from any and all costs and expenses of such litigation, including reasonable attorneys' fees, and PD shall execute all documents, provide pertinent records, and take all other actions, including requiring persons within its control to give testimony, which may be reasonably required in connection with the defense or settlement of such litigation.

8.       TREATMENT OF CONFIDENTIAL INFORMATION; PUBLICITY

         8.1.    Confidentiality.

                 8.1.1. Subject to the terms and conditions of this Agreement, PD and Aurora ***, it will keep confidential, and will cause its Affiliates to keep confidential, all Confidential Information that is disclosed to it or to any of its Affiliates by the other party in connection with the performance of this Agreement. Neither PD nor Aurora nor any of their respective Affiliates shall use the other party's Confidential Information except as expressly permitted in this Agreement.

                 8.1.2. PD and Aurora each agree that any disclosure of the other's Confidential Information to any officer, employee, contractor, consultant, sublicensee or agent of the other party or of any of its Affiliates shall be made only if and to the extent necessary to carry out its responsibilities under this Agreement and to exercise the rights granted to it hereunder, shall be limited to the extent consistent with such responsibilities and rights, and shall be provided only to such persons or entities who are bound to maintain same in confidence in a like manner as the party receiving same hereunder is so required. Each party shall use reasonable efforts to take such action, and to cause its Affiliates to take such action, to preserve the confidentiality of each other's Confidential Information, which shall be the same efforts as it would customarily take to preserve the confidentiality of its own Confidential Information. PD's Confidential Information shall not be disclosed, without PD's written consent, in a patent application filed by Aurora or any Aurora Affiliate. Aurora's Confidential Information shall not be disclosed, without Aurora's written consent, in a patent application filed by PD or any PD Affiliate. Each party, upon the other's request, will return all the Confidential Information received from the other party pursuant to this








PD.AURORA COLLABORATION AGREEMENT      24


*** CONFIDENTIAL TREATMENT REQUESTED

                          Agreement, including all copies and extracts of documents, within sixty (60) days of the request of the other party following any termination of this Agreement, except for one (1) copy which may be kept for the purpose of ascertaining and complying with continuing confidentiality obligations under this Agreement.

                 8.1.3. Confidential Information shall not include any information which the receiving party can prove by competent evidence:

                          i) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available;

                          ii) is known by the receiving party at the time of receiving such information, as evidenced by its records;

                          iii) is hereafter furnished to the receiving party without restriction as to disclosure or use by a Third Party lawfully entitled to so furnish same;

                          iv) is independently developed by the employees, agents or contractors of the receiving party without the aid, application or use of the disclosing party's Confidential Information; or

                          v) is the subject of a written permission to disclose provided by the disclosing party; or

                          vi) is provided by the disclosing party to a Third Party without restriction as to confidentiality.

                          A party may also disclose Confidential Information of the other where required to do so by law or legal process, provided that, in such event, the party required to so disclose shall give maximum practical advance written notice of same to the other party and will cooperate with the other party's efforts to seek, at the request and expense of the other party, all confidential treatment and protection for such disclosure as is permitted by applicable law.

                          The parties agree that the material financial terms of this Agreement will be considered Confidential Information of both parties. Notwithstanding the foregoing, either party may disclose such terms in legal proceedings or as are required to be disclosed in its financial statements, by law, or under strictures of confidentiality to bona fide potential sublicensees. Either party shall have the further right to disclose the material financial terms of this Agreement under strictures of confidentiality to any potential acquirer, merger partner, bank, venture capital firm, or other financial institution to obtain financing.

                          The parties agree that information developed pursuant to the development and use of a Collaborative Screen will be considered Confidential Information of both parties and shall be subject to the confidentiality requirements of this Section 8.1. Notwithstanding





PD.AURORA COLLABORATION AGREEMENT      25
                          the foregoing, either party may disclose and use information developed pursuant to the development and use of a Collaborative Screen that is not specific to a target selected by PDfor screen development and screening under strictures of confidentiality to bona fide sublicensees.

         8.2.    Publication of Results.



         Subject to Section 8.1 hereof, results and data obtained by either party in the course of a Collaborative Screen Program through use of an Aurora Reporter may be submitted for publication by PD in accordance with PD's customary practices, provided, however, that PD shall credit Aurora in such publication as the provider of the technology that produced, in part, the published results or data. PD shall send a copy of the proposed publication and shall allow Aurora thirty (30) days from the date of receipt in which to determine whether such publication contains subject matter for which patent protection should be sought prior to disclosure, or otherwise contains Aurora Confidential Information.

         8.3.    Publicity.

         Except as required by law and as provided in this Article 8, neither party may make any public announcement or otherwise disclose the terms of this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld.



9.       PATENT PROSECUTION AND COPYRIGHTS

         9.1.    Patents.



         The control and expense of the filing, prosecution (including an opposition or interference) and maintenance of patents and patent applications claiming jointly owned Inventions will be equally shared by PD and Aurora. Both Aurora and PD will use reasonable efforts to coordinate the filing prosecution and maintenance of patents and patent applications claiming jointly owned Inventions. Should one party elect not to share in the control, filing, prosecution or maintenance of such patents or patent applications, the other party, upon thirty (30) days written notice, may elect to gain sole control of the filing, prosecution and maintenance of such patents or patent applications and have sole responsibility for filing, prosecution or maintenance expenses.



         The control and expense of the filing, prosecution ***








PD.AURORA COLLABORATION AGREEMENT      26


*** CONFIDENTIAL TREATMENT REQUESTED

         9.2.    Copyrights.



         The parties agree to treat and handle, to the maximum practical extent, any copyrights owned or Controlled by a party in the same manner as Patent Rights owned or Controlled by such party.

10.      WARRANTIES AND INDEMNIFICATION

         10.1.   Mutual Representations and Warranties.



         The parties make the following representations and warranties to each other:



                 10.1.1. Corporate Power. Each party hereby represents and warrants that such party (a) is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof; (b) has the requisite power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (c) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on the properties, business, financial or other condition of it and would not materially adversely affect its ability to perform its obligations under the Agreement.

                 10.1.2. Due Authorization. Each party hereby represents and warrants that such party (a) has the requisite power and authority and the legal right to enter into the Agreement and to perform its obligations hereunder; and (b) has taken all necessary action on its part to authorize the execution and delivery of the Agreement and to authorize the performance of its obligations hereunder and the grant of rights extended by it hereunder.

                 10.1.3. Binding Agreement. Each party hereby represents and warrants to the other that: (a) this Agreement has been duly executed and delivered on its behalf and is a legal and valid obligation binding upon it and is enforceable in accordance with its terms; (b) the execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it; and (c) all necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by it in connection with the Agreement have been obtained.





PD.AURORA COLLABORATION AGREEMENT      27

         10.2.   Warranties and Aurora Technology.

         Aurora represents and warrants to PD as of the Effective Date the following:

                 10.2.1. To the best knowledge of Aurora Aurora has the lawful right to license (or sublicense as the case maybe) to PD in accordance with this Agreement Aurora Patent Rights and Aurora Copyrights, including those Aurora Patent Rights and Aurora Copyrights set forth in
                          Exhibit 5.1. To the best knowledge of Aurora Aurora Patent Rights and Aurora Copyrights were properly filed and prosecuted and no Third Party suit exists relating to Aurora Patent Rights and Aurora Copyrights.

                 10.2.2. EXCEPT AS SET FORTH IN SECTION 10.2.1 ABOVE, AURORA (INCLUDING ITS OFFICERS, EMPLOYEES AND AGENTS) EXPRESSLY DISCLAIMS ANY REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, RELATING TO AURORA PATENT RIGHTS, AURORA COPYRIGHTS AND AURORA TECHNOLOGY. AURORA FURTHER DISCLAIMS I) ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ***

         10.3.   Aurora Indemnification.



         Aurora hereby agrees to indemnify, defend and hold PD, and its officers, directors, employees, and agents (collectively, the "PD Indemnitees") harmless from and against all damages or other amounts payable to a Third Party, including reasonable attorneys' fees and costs of litigation, resulting from a suit brought or threatened by a Third Party against a PD Indemnitee for *** misconduct relating to Aurora's performance under this Agreement, (b) Aurora's performance under this Agreement in the course of the Collaborative Screen Program at Aurora, (c) Aurora's intentional violation of any law, rule, or regulation (not including a law, rule or regulation relating to intellectual property) and (d) *** except to the extent such damages or other amounts payable are attributable to: (i) a violation of law, regulation or court order by any PD Indemnitee, (ii) a violation of any contractual or fiduciary duty owed by any PD Indemnitee to a Third Party, (iii) the misappropriation by any such PD Indemnitee of the trade secrets of any Third Party, (iv) any negligent or wrongful act or omission of any PD Indemnitee, (v) PD's use of the System, (vi) any breach of this Agreement by a PD Indemnitee or misrepresentation contained herein, or (vii inappropriate use (including patent infringement) by Aurora of a target selected, or Compounds provided under this Agreement by PD that is owned or otherwise controlled by a Third Party or a Third Party's patent rights. IN NO EVENT SHALL AURORA BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES SUFFERED BY PD RESULTING FROM





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         THE EXERCISE OF ANY RIGHTS GRANTED IN ACCORDANCE WITH THIS AGREEMENT.



         10.4.   Warranties and PD Technology.



         PD warrants to Aurora as of the Effective Date the following:

                 10.4.1. To the best knowledge of PD as of the Effective Date, PD has the lawful right to license to Aurora in accordance with this Agreement PD Patent Rights and PD Copyrights. To the best knowledge of PD as of the Effective Date, PD Patent Rights and PD Copyrights were properly filed and prosecuted and no Third Party suit exists relating to PD Patent Rights, and PD Copyrights.

                 10.4.2. EXCEPT AS SET FORTH IN SECTION 10.4.1 ABOVE, PD (INCLUDING ITS OFFICERS, EMPLOYEES AND AGENTS) EXPRESSLY DISCLAIM ANY REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, RELATING TO PD PATENT RIGHTS, PD COPYRIGHTS AND PD TECHNOLOGY.
                          PD FURTHER DISCLAIMS: I) ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSEOF PD TECHNOLOGY OR PD PATENT RIGHTS; II) PRACTICE OF PD COPYRIGHTS, PD TECHNOLOGY OR PD PATENT RIGHTS WILL NOT INFRINGE A PATENT, COPYRIGHT, TRADEMARK OR OTHER RIGHT OF A THIRD PARTY; AND III) THE PATENTABILITY OF ANY PD TECHNOLOGY, INCLUDING PD TECHNOLOGY CLAIMED IN PATENT APPLICATIONS AS PART OF PD PATENT RIGHTS.

         10.5.   PD Indemnification.



                 PD hereby agrees to indemnify, defend and hold Aurora, and its respective officers, directors, employees, and agents (collectively, the "Aurora Indemnitees") harmless from and against all damages or other amounts payable to a Third Party, including reasonable attorneys' fees and costs of litigation, resulting from a suit or other threat brought or threatened by a Third Party against a Aurora Indemnitee for i) any development, manufacture, use or sale of a Development Compound or Product by or through PD or its Affiliates or its Licensees or Licensors, ii) infringement of a Third Party patent claim by PD or its Affiliates or its Licensees or Licensors, and iii) infringement by Aurora of Patent Rights owned or controlled by a Third Party for a target proposed by PD for a Collaborative Screen, or Compounds provided under this Agreement by PD; except to the extent such damages or other amounts payable are attributable to: (i) a violation of law, regulation or court order by any Aurora Indemnitee, (ii) a violation of any contractual or fiduciary duty owed by any Aurora Indemnitee to a Third Party, (iii) *** IN NO EVENT SHALL PD BE LIABLE FOR ANY INCIDENTAL OR





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                 CONSEQUENTIAL DAMAGES SUFFERED BY AURORA RESULTING FROM THE
                 EXERCISE OF ANY RIGHTS GRANTED IN ACCORDANCE WITH THIS
                 AGREEMENT.





11.      TERM, PARTIAL PERFORMANCE AND TERMINATION

         11.1.   Term.



         The term of this Agreement will begin on the Effective Date and shall continue until there is no longer a royalty obligation owed by PD to Aurora unless terminated earlier in accordance with the provisions of Sections 11.2-11.4 hereof.

         11.2.   Termination By Mutual Agreement.

         The parties may at any time terminate this Agreement, in whole or in part, by written agreement executed by both Aurora and PD. In such event, the document effecting such termination shall specify the continuation or termination of any license rights granted hereunder, as well as any other terms agreed to by both parties.

         11.3.   Termination Without Cause by PD.



         PD may elect to terminate this Agreement for any reason without cause, provided, however, that PD provide Aurora with written notice *** In the event of such termination without cause by PD, the following shall occur:

                 11.3.1. PD shall pay to Aurora *** payments as are necessary so that PD *** under Section 2.1.4.5.

                 11.3.2.  PD shall either: ***

                 11.3.3. All licenses and sublicenses granted in accordance with this Agreement shall be terminated and all Materials transferred in accordance with this Agreement shall be returned to Aurora or destroyed at the discretion of Aurora by PD ***














PD.AURORA COLLABORATION AGREEMENT      30


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                 *** PD will remain obligated to pay ***

                 11.3.4. All payments by PD required in accordance with this Agreement from the date of receipt by Aurora of written notice of such termination by PD shall be paid by PD within thirty (30) days of such notice to Aurora; provided, however, that the quarterly payments under Section 11.3.1 may be made quarterly. ***, if such delivery is requested by PD within fifteen (15) days of such termination. Further, upon such termination all of Aurora's obligations under the Agreement will be satisfied.



         11.4.   Partial Performance.



         PD and Aurora agree that Aurora may, under certain circumstances, partially perform under this Agreement, without PD terminating the Agreement, as set forth below:

                 11.4.1.  ***

         11.5.   Termination for Cause.



         Either party shall have the right to terminate this Agreement at any time for a material breach of this Agreement by the other party, provided that the non-breaching party shall have given the breaching party (90) days written notice of the breach and intention to terminate this Agreement in the absence of a cure within ninety (90) days of receipt of such notice by the beaching party. Upon termination of this Agreement for cause, all licenses and sublicenses granted in accordance with this Agreement shall be terminated and all Materials transferred





PD.AURORA COLLABORATION AGREEMENT      31


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         in accordance with this Agreement shall be returned to the supplying party or destroyed at the discretion of such party *** The non-breaching party, upon termination of this Agreement may seek actual or general damages and remedies available to it at law or in equity.

         11.6.   Effect of Bankruptcy.



         If a party becomes insolvent or admits in writing its inability to pay its debts as they mature or applies for or consents to the appointment of a receiver or trustee for any of its properties; or a receiver or trustee is appointed for such party or a substantial portion of its properties and is not discharged within ninety (90) days; or any bankruptcy, reorganization, debt arrangement, dissolution, liquidation or other proceeding under any bankruptcy or insolvency law is instituted by or against such party and, if instituted against such party, it is consented to by such party or remains undismissed for ninety (90) days, then

                 11.6.1. Notwithstanding any such event, such party shall remain obligated to fulfill its obligations and covenants hereunder, and any failure to do so or other breach hereunder shall entitle the other party to terminate this Agreement in accordance with
                          Section 11.2 hereof; and



                 11.6.2. It is the parties desire that, if any such receiver, trustee, judge, arbitrator or other adjudicator conducting or controlling such proceedings on behalf of a party should hold that any obligations, covenants or duties of such party hereunder should be suspended or declared unenforceable, in whole or in part, then the rights and benefits granted to the other party hereunder shall remain in full force and effect, and that any such obligations, covenants or duties shall be reformed by such receiver, trustee, judge, arbitrator or other adjudicator so as to be enforceable to the maximum extent permitted by applicable law and to permit any suspension to be lifted at the earliest practicable time.



         11.7.   Effect of Expiration or Termination.



         The obligations and rights of the parties under Sections 2.1.5, 3.1.4 through 3.2, 5.3, 10.2, 10.3, 10.4, 10.5, 11.3.2 (if applicable),
         11.7, Articles 6, 8, 9, and 13, thereof, as well as any provisions, which, by their intent or meaning are intended to so survive, shall survive termination or expiration of this Agreement. Except as otherwise expressly provided in this Agreement, the rights and obligations of the parties under Sections 5.1, and 5.2 hereof shall terminate and be of no further force or effect whatsoever upon any termination of this Agreement.





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12.      MISCELLANEOUS

         12.1.   Assignment.



         Notwithstanding any provision of this Agreement to the contrary ***



         Either party may also assign its rights or obligations under this Agreement in connection with the sale of all or substantially all of its assets, or may otherwise assign its rights or obligations under this Agreement with the prior written consent of the other party. This Agreement shall survive any merger or consolidation of either party with or into another party and no consent for any such merger, consolidation or similar reorganization shall be required hereunder; provided, that in the event of such merger, consolidation or similar reorganization or in the event of a sale of all assets, the party participating in such merger, consolidation or similar reorganization is obligated to provide consideration to the non-participating party for the transfer of the intellectual property rights, Technology and Deliverables licensed and accessed under this Agreement for twice the total consideration under this Agreement for such intellectual property rights, Technology and Deliverables licensed and accessed; further provided, that in the event of such merger, consolidation or similar reorganization or in the event of a sale of all assets, no intellectual property rights of the acquiring or acquired company shall be included in the technology licensed hereunder.

         12.2.   Binding Effect.



         This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Agreement shall be void.



         12.3.   Force Majeure.



         Neither party shall lose any rights hereunder or be liable to the other party for damages or losses on account of failure of performance by the defaulting party if the failure is occasioned by war, fire, explosion, flood, earthquake, strike, lockout, embargo, act of God, or any other similar cause beyond the control of the defaulting party, provided that the party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure and thereafter takes all reasonable steps to mitigate any such delay in performance hereunder and any damages that may be incurred by the other party thereby.

         12.4.   Notices.



         Any notices or communications provided for in this Agreement to be made by either of the parties to the other shall be in writing, in English, and shall be made





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         by prepaid air mail or overnight carrier with return receipt addressed to the other at its address set forth below. Any such notice or communication may also be given by hand, or facsimile to the appropriate designation. Notices shall be sent:

         If to PD, to:            Warner-Lambert Company
                                  2800 Plymouth Road
                                  Ann Arbor, Michigan, 48105

         Facsimile number:        (313) 996-1553

         Attention:               Dr. Ronald Cresswell
                                  Vice President and Chairman
                                  Parke-Davis Research Division

         Copy:                    General Counsel
                                  Warner-Lambert Company

         If to Aurora, to:        Aurora Biosciences Corporation
                                  11149 N. Torrey Pines Road
                                  La Jolla, CA 92037

         Facsimile number:        (619) 452-5723

         Attention:               Timothy J. Rink, M.D., Sc.D.
                                  Chairman, CEO, and President

         Copy:                    Paul Grayson
                                  Vice President, Corporate Development

         provided that if such notice or communication relates to an amendment to this Agreement or to any notice pursuant to Article 11 hereof, a copy shall also be sent to:

         If to PD, to:            Susan C. Moniot
                                  Director of Corporate Development and
                                  Licensing
                                  Warner-Lambert Company
                                  201 Tabor Road
                                  Moris Plains, New Jersey

         If to Aurora, to:        Dr. John Mendlein
                                  Senior Legal Counsel
                                  Aurora Biosciences Corporation
                                  11149 Torrey Pines Road
                                  La Jolla, California, 92037



         Either party may by like notice specify or change an address to which notices and communications shall thereafter be sent. Notices sent by mail, facsimile or cable shall be effective upon receipt and notices given by hand shall be effective when delivered.

         12.5.   Governing Law and Jurisdiction.


         This Agreement shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and to be performed within such state.





PD.AURORA COLLABORATION AGREEMENT      34

         Any dispute arising from this Agreement, including litigation and non-binding arbitration, shall be resolved in San Diego, California.

         12.6.   Waiver.

         Except as specifically provided for herein, the waiver from time to time by either of the parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or any of the other of such party's rights or remedies provided in this Agreement.

         12.7.   Severability.

         If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall, to any extent, be held to be invalid or unenforceable, then the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and the parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to effectuated.

         12.8.   Independent Contractors.

         It is expressly agreed that Aurora and PD shall be independent contractors and that the relationship between the two parties shall not constitute a partnership or agency of any kind. Neither Aurora nor PD shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written authorization of the other party to do so.

         12.9.   Counterparts.

         This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12.10.  Entire Agreement.

         This Agreement between the parties of even date herewith set forth all of the covenants, promises, agreements, warranties, representations, conditions and understandings between the parties hereto, and supersedes and terminates all prior agreements and understanding between the parties, with respect to the subject matter hereof. There are no covenants, promises, agreements, warranties, representations conditions or understandings, either oral or written, between the parties other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by the respective authorized





PD.AURORA COLLABORATION AGREEMENT      35
         officers of the parties. This Agreement shall not be strictly construed against either party hereto. Any conflict between the terms set forth in the text of this Agreement and the terms of any Exhibit hereto shall be resolved in favor of the text of this Agreement.

         12.11.  No Third Party Beneficiaries.



         No third party, including any employee of any party this Agreement, shall have or acquire any rights by reason of this Agreement. Nothing contained in this Agreement shall be deemed to constitute the parties partners with each other or any third party.

         12.12.  Construction.



         The term "Section" can refer to any single paragraph level found herein or any collection of multiple paragraphs thereunder.

         12.13.  Dispute Resolution.



         The parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either party's rights and/or obligations hereunder. It is the objective of the parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation or arbitration. The parties agree that prior to any litigation or arbitration concerning this Agreement, PD's president and Aurora's president will meet in person or by video-conferencing in a good faith effort to resolve any disputes concerning this Agreement.



         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.





WARNER-LAMBERT COMPANY                  AURORA BIOSCIENCES CORPORATION



By:  /s/ Anthony Wild                   By:  /s/ Timothy J. Rink
      ---------------------------             -----------------------------


Name:  Anthony Wild Ph.D.               Name:  Dr. Timothy J. Rink
      ---------------------------             -----------------------------


Title:  President, Pharma Sector        Title:  President, CEO and Chairman
      ---------------------------             -----------------------------



Date:  September 22, 1997               Date:  8/19/1997
      ---------------------------             -----------------------------





PD.AURORA COLLABORATION AGREEMENT      36

                                LIST OF EXHIBITS





EXHIBIT 1.1:     PERFORMANCE SPECIFICATIONS



EXHIBIT 1.2:     EXHIBIT OF REPORTERS



EXHIBIT 4.1:     SERVICE AND SUPPORT



EXHIBIT 5.1:     LIST OF AURORA REPORTER SYSTEM PATENT RIGHTS


























PD.AURORA COLLABORATION AGREEMENT      37

                              EXHIBIT 1.1 - PAGE 1


                           PERFORMANCE SPECIFICATIONS


***
























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                              EXHIBIT 1.1 - PAGE 2


                           PERFORMANCE SPECIFICATIONS



                                    MODULE 2


***
































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                              EXHIBIT 1.1 - PAGE 3



                           PERFORMANCE SPECIFICATIONS



                                    MODULE 2



***

























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                              EXHIBIT 1.1 - PAGE 4



                           PERFORMANCE SPECIFICATIONS



***





























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                                  EXHIBIT 1.2



                            DESCRIPTION OF REPORTERS



***


































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                                  EXHIBIT 4.1



                              SERVICE AND SUPPORT



         The following terms and conditions shall apply to the Service and Support provided by Aurora to PD pursuant to Section 4.1 of the Collaborative Research and License Agreement. ***


























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                                  EXHIBIT 5.1

                  LIST OF AURORA REPORTER SYSTEM PATENT RIGHTS


             TITLE                                                SERIAL NUMBER


                                      ***





























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